EXH. 10(i)95
                                                                  CONFORMED COPY


                            PURCHASE PRICE AGREEMENT


     THIS PURCHASE PRICE AGREEMENT (the "Agreement") dated August 7, 2000 by and among Central Hudson Gas & Electric Corporation, a New York corporation ("Central Hudson"), Consolidated Edison Company of New York, Inc., a New York corporation ("Con Edison"), Niagara Mohawk Power Corporation, a New York corporation ("Niagara Mohawk"), and Dynegy Power Corp., a Delaware corporation ("Buyer"). Central Hudson, Con Edison, Niagara Mohawk and Buyer are referred to herein individually as a "Party," and collectively as the "Parties."

                              W I T N E S S E T H:

     WHEREAS, Central Hudson, Con Edison, Niagara Mohawk and Buyer are parties to that certain Asset Purchase and Sale Agreement, dated the date hereof (as amended, supplemented or otherwise modified from time to time, the "Roseton Asset Sale Agreement"), pursuant to which Buyer has agreed to purchase, and Central Hudson, Con Edison and Niagara Mohawk have agreed to sell, the Auctioned Assets (as defined in the Roseton Asset Sale Agreement, and referred to herein as the "Roseton Auctioned Assets");

     WHEREAS, Central Hudson and Buyer are parties to that certain Asset Purchase and Sale Agreement, dated the date hereof (as amended, supplemented or otherwise modified from time to time, the "Danskammer Asset Sale Agreement"), pursuant to which Buyer has agreed to purchase, and Central Hudson has agreed to sell, the Auctioned Assets (as defined in the Danskammer Asset Sale Agreement, and referred to herein as the "Danskammer Auctioned Assets");

     WHEREAS, pursuant to the Roseton Asset Sale Agreement and the Danskammer Asset Sale Agreement, the Parties have entered into this Agreement to evidence the purchase price to be paid by Buyer for the Roseton Auctioned Assets and the Danskammer Auctioned Assets;

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

        1. The purchase price for the Roseton Auctioned Assets and the Danskammer Auctioned Assets shall be Nine Hundred Three Million Dollars ($903,000,000) (the "Purchase Price"). At the Closing (as defined herein) Buyer will pay or cause to be paid the Purchase Price in United States dollars by wire transfer of immediately available funds to an account or accounts jointly designated in writing by Central Hudson, Con Edison and Niagara Mohawk. For purposes of this Agreement, the term "Closing" shall mean the simultaneous closing of the sale of the Roseton Auctioned Assets contemplated by the Roseton Asset Sale Agreement and the sale of the Danskammer Auctioned Assets contemplated by the Danskammer Asset Sale Agreement.

        2. Neither the making nor the acceptance of this Agreement shall enlarge, restrict or otherwise modify the terms of the Roseton Asset Sale Agreement or the Danskammer Asset Sale Agreement or constitute a waiver or release by the Parties of any liabilities, duties or obligations imposed upon any of them by the terms of the Roseton Asset Sale Agreement or the Danskammer Asset Sale Agreement, including, without limitation, all other amounts required to be paid by Buyer at or following Closing pursuant to Article III and Section 4.2(a) of each of the Roseton Asset Purchase Agreement and the Danskammer Asset Purchase Agreement.

        3. In the event that any provision of this Agreement be construed to conflict with a provision of the Roseton Asset Sale Agreement or the Danskammer Asset Sale Agreement, the provision in the Roseton Asset Sale Agreement or the Danskammer Asset Sale Agreement, as the case may be, shall be deemed controlling.

        4. This Agreement shall bind and shall inure to the benefit of the respective Parties and their respective successors and permitted assigns.

        5. Nothing in this Agreement is intended to confer upon any other person except the Parties any rights or remedies hereunder or shall create any third party beneficiary rights in any person.

        6. This Agreement shall be governed and construed in accordance with the laws of the State of New York (regardless of the laws that might otherwise govern under applicable principles of conflicts of law).

        7. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.


              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

              IN WITNESS WHEREOF, this Purchase Price Agreement has been duly executed and delivered by the Parties as of the date first above written.

                            CENTRAL HUDSON GAS & ELECTRIC
                            CORPORATION


                            By:  /s/ RONALD P. BRAND
                               -----------------------------------------
                                 Name:  Ronald P. Brand
                                 Title:  Senior Vice President


                            CONSOLIDATED EDISON COMPANY
                            OF NEW YORK, INC.


                            By:  /s/ JOAN S. FREILICH
                               -----------------------------------------
                                 Name:  Joan S. Freilich
                                 Title:  Exec. V. P. and CFO


                            NIAGARA MOHAWK POWER
                            CORPORATION


                            By:  /s/ THOMAS H. BARON
                               -----------------------------------------
                                 Name:  Thomas H. Baron
                                 Title:  Senior V.P. - Field Operations


                            DYNEGY POWER CORP.


                            By:  /s/ E. P. HERMANN
                               -----------------------------------------
                                 Name:  Edward P. Hermann
                                 Title:  Senior Director - Project Acquisitions

STATE OF NEW YORK                   )
                                    ) SS:
COUNTY OF NEW YORK                  )



              On this 4th day of August 2000, before me, the undersigned, personally appeared Edward P. Hermann, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is
(are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of which the individual(s) acted, executed the instrument.


                                                          /s/ MADELINE BERNARD
                                                          --------------------
                                                          Notary


                                                          [Notary Stamp]

STATE OF NEW YORK                   )
                                    ) SS:
COUNTY OF NEW YORK                  )



              On this 4th day of August 2000, before me, the undersigned, personally appeared Ronald P. Brand, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is
(are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of which the individual(s) acted, executed the instrument.


                                                          /s/ MADELINE BERNARD
                                                          --------------------
                                                           Notary


                                                          [Notary Stamp]

STATE OF NEW YORK                   )
                                    ) SS:
COUNTY OF NEW YORK                  )



              On this 4th day of August 2000, before me, the undersigned, personally appeared Thomas H. Baron, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is
(are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of which the individual(s) acted, executed the instrument.


                                            /s/ CAROL A. HAY
                                            ------------------------------
                                            Notary


                                            [Notary Stamp]

STATE OF NEW YORK                   )
                                    ) SS:
COUNTY OF NEW YORK                  )



              On this 7th day of August 2000, before me, the undersigned, personally appeared Joan S. Freilich, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.


                                     /s/ CHANOCH LUBLING
                                     ---------------------------------------
                                     Notary


                                     [Notary Stamp]